Exhibit 10.174

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT ("First Amendment") is made and entered into as of the 28th day of June, 2006, by and among CC TOLLGATE LLC, a Delaware limited liability company (hereinafter sometimes referred to as "Tollgate" and at other times hereinafter referred to as the "Borrower"), WELLS FARGO BANK, National Association, MARSHALL BANKFIRST CORP., a Minnesota corporation, and ORIX COMMERCIAL FINANCE, LLC, a Delaware limited liability company, formerly known as ORIX Financial Services, Inc., a New York corporation (each individually a "Lender" and collectively the "Lenders"), WELLS FARGO BANK, National Association, as the issuer of letters of credit (in such capacity, together with its successors and assigns, the "L/C Issuer") and WELLS FARGO BANK, National Association, as administrative and collateral agent for the Lenders and L/C Issuer (herein, in such capacity, called the "Agent Bank" and, together with the Lenders and L/C Issuer collectively referred to as the "Banks").

R_E_C_I_T_A_L_S:

WHEREAS:

A.  Borrower and Banks entered into a Credit Agreement dated as of November 18, 2005 (the "Existing Credit Agreement").

B.  For the purpose of this First Amendment, all capitalized words and terms not otherwise defined herein shall have the respective meanings and be construed herein as provided in Section 1.01 of the Existing Credit Agreement and any reference to a provision of the Existing Credit Agreement shall be deemed to incorporate that provision as a part hereof, in the same manner and with the same effect as if the same were fully set forth herein.

C.  Borrower and Century Casinos, Inc., a Delaware corporation ("CCI") desire to amend the Existing Credit Agreement for the following purposes: (i) deleting the Interest Rate Protection Provisions set forth in Section 5.23, (ii) on the Term Out Date, reducing the Agreed Rate by two percent (2.0%) per annum, and, in consideration of the foregoing, (iii) providing for CCI's full guaranty of the prompt payment and performance of the Bank Facilities and each of the Loan Documents, and (iv) providing for Borrower's agreement that in the event Bank Facilities Termination occurs prior to the first annual anniversary of the Term Out Date, Borrower shall pay Lenders a fee ("Exit Fee") in the amount of one percent (1.0%) of the sum of the Aggregate RLC Commitment plus the then outstanding balance of principal owing under the C/T Loan after giving effect only to the Scheduled Term Amortization Payments and Excess Cash Flow Payments due and payable prior to such date.

D.  Banks have agreed to amend the Existing Credit Agreement as set forth in the preceding recital paragraph subject to the terms, conditions and provisions set forth in this First Amendment.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do agree to the amendments and modifications to the Existing Credit Agreement in each instance effective as of the First Amendment Effective Date, as specifically hereinafter provided as follows:

1.  Definitions. Section 1.01 of the Existing Credit Agreement entitled "Definitions" shall be and is hereby amended to include the following definitions. Those terms which are currently defined by Section 1.01 of the Existing Credit Agreement and which are also defined below shall be superseded and restated by the applicable definition set forth below:
"Agreed Rate" shall mean (a) at all times prior to the Term Out Date, the greater of (i) eight and one-half percent (8.5%) per annum, and (ii) the Prime Rate plus four percent (4.0%) per annum, and (b) on and after the Term Out Date, the greater of (i) six and one-half percent (6.5%) per annum, and (ii) the Prime Rate plus two percent (2.0%) per annum.

"Continuing Guaranty" shall mean the General Continuing Guaranty Agreement to be executed by the Guarantor in favor of Lender on or before the First Amendment Effective Date, a copy of the form of which is marked "Exhibit Q", affixed to the First Amendment and by this reference incorporated herein and made a part hereof, as the same may be amended, modified, supplemented, replaced, renewed or restated from time to time.

"Credit Agreement" shall mean the Existing Credit Agreement as amended by the First Amendment, together with all Schedules, Exhibits and other attachments thereto, as it may be further amended, modified, extended, renewed or restated from time to time.

"Existing Credit Agreement" shall have the meaning set forth in Recital Paragraph A of the First Amendment.

"Exit Fee" shall have the meaning ascribed to such term in Recital Paragraph C of the First Amendment.

"First Amendment" shall mean this First Amendment.

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"First Amendment Effective Date" shall mean the date upon which each of the conditions precedent set forth in Paragraph 7 of the First Amendment have been fully satisfied.

"Guarantor" shall mean CCI.

2.  Modification of Agreed Rate. As of the First Amendment Effective Date, the definition of "Agreed Rate" shall be and is hereby modified as set forth in the definition of Agreed Rate contained in the First Amendment.

3.  Addition of Continuing Guaranty. As of the First Amendment Effective Date, Section 2.17 entitled "Continuing Guaranty Agreement" shall be and is hereby added to the Credit Agreement as follows:

"Section 2.17. Continuing Guaranty Agreement. As additional security for the due and punctual payment and performance of the Revolving Credit Note, the C/T Note, all other obligations which may be owing at any time and from time to time by Borrower to Banks, and each of the terms, covenants, representations, warranties and provisions herein continued and contained in any of the Loan Documents, on or before the First Amendment Effective Date, the Guarantor shall execute the Continuing Guaranty, a copy of which is marked "Exhibit Q", affixed to the First Amendment and by this reference incorporated herein and made a part hereof."

4.  Deletion of Interest Rate Protection. As of the First Amendment Effective Date, Section 5.23 of the Existing Credit Agreement entitled "Interest Rate Protection" shall be and is hereby deleted in its entirety and of no further force or effect.

5.  Amendment of Subsection 7.01(t) and Addition of Subsection (u). As of the First Amendment Effective Date, Subsection 7.01(t) of the Existing Credit Agreement shall be and is hereby amended and subsection (u) is hereby added as follows:

"t. The occurrence of any default under the Completion Guaranty or the revocation, termination or repudiation of the Completion Guaranty prior to the full payment of all costs and expenses of completing construction and development of the Construction Projects and the occurrence of the Completion Date; or
u. The occurrence of any default under the Continuing Guaranty or the revocation, termination or repudiation of any of Guarantor's promises, obligations or covenants under the Continuing Guaranty."

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6.  Exit Fee. As a further consideration for this First Amendment, in the event Bank Facilities Termination occurs prior to the first annual anniversary of the Term Out Date, Borrower agrees to pay the Exit Fee to Lenders, in proportion to their respective Pro Rata Shares in the Bank Facilities, in the amount of one percent (1.0%) of the sum of the Aggregate RLC Commitment, plus the then outstanding balance of principal owing under the C/T Loan after giving effect only to the Scheduled Term Amortization Payments and Excess Cash Flow Payments which became due and payable on or prior to the date of Bank Facilities Termination.

7.  Conditions Precedent to First Amendment Effective Date. The occurrence of the First Amendment Effective Date is subject to Lender having received the following documents and payments, in each case in a form and substance reasonably satisfactory to Agent Bank, and the occurrence of each other condition precedent set forth below on or before June 29, 2006:
a.  due execution by Borrower and Banks of four (4) duplicate originals of this First Amendment;
b.  delivery to Agent Bank of the original Continuing Guaranty duly executed by the Guarantor, together with a duly executed corporate resolution authorizing the execution and delivery of the Continuing Guaranty;
c.  reimbursement to Agent Bank by Borrower for all reasonable fees and out-of-pocket expenses incurred by Agent Bank in connection with the First Amendment, including, but not limited to, reasonable attorneys' fees of Henderson & Morgan, LLC and all other like expenses remaining unpaid as of the First Amendment Effective Date; and
d.  such other documents, instruments or conditions as may be reasonably required by Lenders.

8.  Representations of Borrower. Borrower hereby represents to the Banks that:

a.  the representations and warranties contained in Article IV of the Existing Credit Agreement and contained in each of the other Loan Documents (other than representations and warranties which expressly speak only as of a different date, which shall be true and correct in all material respects as of such date) are true and correct on and as of the First Amendment Effective Date in all material respects as though such representations and warranties had been made on and as of the First Amendment Effective Date, except to the extent that such representations and warranties are not true and correct as a result of a change which is permitted by the Credit Agreement or by any other Loan Document or which has been otherwise consented to by Lender;

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b.  since the date of the most recent financial statements referred to in Section 5.08 of the Existing Credit Agreement, no Material Adverse Change has occurred and no event or circumstance which could reasonably be expected to result in a Material Adverse Change has occurred;

c.  after giving effect to the First Amendment, no event has occurred and is continuing which constitutes a Default or Event of Default under the terms of the Credit Agreement; and

d.  the execution, delivery and performance of this First Amendment has been duly authorized by all necessary action of Borrower and this First Amendment constitutes a valid, binding and enforceable obligation of Borrower.

  9.  Incorporation by Reference. This First Amendment shall be and is hereby incorporated in and forms a part of the Existing Credit Agreement.

10.  Governing Law. This First Amendment shall be governed by the internal laws of the State of Nevada without reference to conflicts of laws principles.

11.  Counterparts. This First Amendment may be executed in any number of separate counterparts with the same effect as if the signatures hereto and hereby were upon the same instrument. All such counterparts shall together constitute one and the same document.

12.  Continuance of Terms and Provisions. All of the terms and provisions of the Existing Credit Agreement shall remain unchanged except as specifically modified herein.

13.  Additional Exhibit Attached. The following additional Exhibit is attached hereto and incorporated herein and made a part of the Credit Agreement as follows:

Exhibit Q - Continuing Guaranty - Form

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IN WITNESS WHEREOF, Borrower and Agent Bank (acting on behalf of the Lenders pursuant to Section 11.11 of the Credit Agreement) have executed this First Amendment as of the day and year first above written.

BORROWER:

CC TOLLGATE LLC,
a Delaware limited liability company
By:    CENTURY CASINOS TOLLGATE,
INC., a Delaware corporation,
its Managing Member

               By _/s/ Larry Hannappel___
        Larry Hannappel,
     CEO and Secretary

AGENT BANK: WELLS FARGO BANK, National Association, Agent Bank, on behalf of the Lenders and L/C Issuer By /s/ Ryan Edde Ryan Edde, Vice President

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Exhibit Q

GENERAL CONTINUING GUARANTY

THIS GENERAL CONTINUING GUARANTY ("Guaranty"), dated as of June 28th, 2006, is executed and delivered by CENTURY CASINOS, INC., a Delaware corporation (referred to as a "Guarantor"), in favor of the Beneficiaries, referred to below, and in light of the following:

R_E_C_I_T_A_L_S:

WHEREAS:

A.  Reference is made to that certain Credit Agreement, dated as of November 18, 2005 (the "Existing Credit Agreement") as amended by First Amendment to Credit Agreement dated concurrently herewith (the "First Amendment" and, together with the Existing Credit Agreement, collectively, as may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among CC Tollgate LLC, a Delaware limited liability company (the "Borrower"), the Lenders therein named (each, together with their respective successors and assigns, individually being referred to as a "Lender" and collectively as the "Lenders"), Wells Fargo Bank, National Association, as the issuer of letters of credit thereunder (herein in such capacity, together with its successors and assigns, the "L/C Issuer") and Wells Fargo Bank, National Association, as administrative and collateral agent for the Lenders and L/C Issuer (herein, in such capacity, called the "Agent Bank" and, together with the Lenders and L/C Issuer, collectively referred to as the "Banks").

B.  For the purpose of this Guaranty, all capitalized terms not otherwise specifically defined herein shall have the same meaning given them in Section 1.01 of the Credit Agreement as though fully restated verbatim.

C.  In order to induce Beneficiaries to enter into the First Amendment and to continue to advance Borrowings, loans, advances and extend financial accommodations to Borrower pursuant to the Credit Agreement, and in consideration thereof, and in consideration of any Borrowings, loans, advances, or other financial accommodations heretofore or hereafter extended by Beneficiaries to Borrower, whether pursuant to the Credit Agreement or otherwise, Guarantor has agreed to guaranty the Guarantied Obligations.

NOW, THEREFORE, in consideration of the foregoing, Guarantor hereby agrees, in favor of Beneficiaries, as follows:

1.  Definitions and Construction.

a.  Definitions. The following terms, as used in this Guaranty, shall have the following meanings:

"Agent Bank" shall mean Wells Fargo Bank, National Association, as the administrative and collateral agent for each of the Lenders under the Credit Agreement.
"Beneficiaries" shall mean a collective reference to Agent Bank and Banks.

"Borrower" shall mean CC Tollgate LLC, a Delaware limited liability company.

"Credit Agreement" shall have the meaning set forth by Recital A of this Guaranty.

"Guarantied Obligations" shall mean: (a) the due and punctual payment of the principal of, and interest (including post petition interest and including any and all interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts) on, and premium, if any, on the C/T Note and/or the Revolving Credit Note; and (b) the due and punctual payment of all present or future Indebtedness owing by Borrower.

"Guarantor" shall have the meaning set forth in the preamble to this Guaranty.

"Guaranty" shall have the meaning set forth in the preamble to this document.

"Indebtedness" shall mean any and all obligations, indebtedness, or liabilities of any kind or character owed to Beneficiaries, or any of them, and arising directly or indirectly out of or in connection with the Credit Agreement, the C/T Note, the Revolving Credit Note, L/C Exposure, the Environmental Certificate, or any of the other Loan Documents, including all such obligations, indebtedness, or liabilities, whether for principal, interest (including post petition interest and including any and all interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts), premium, reimbursement obligations, fees, costs, expenses (including attorneys' fees), or indemnity obligations, whether heretofore, now, or hereafter made, incurred, or created, whether voluntarily or involuntarily made, incurred, or created, whether secured or unsecured (and if secured, regardless of the nature or extent of the security), whether absolute or contingent, liquidated or unliquidated, or determined or indeterminate, whether Borrower is liable individually or jointly with others, and whether recovery is or hereafter becomes barred by any statute of limitations or otherwise becomes unenforceable for any reason whatsoever, including any act or failure to act by Beneficiaries.

"Lenders" shall have the meaning set forth by Recital A of this Guaranty.

b.  Construction. Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, the term "including" is not limiting, and the term "or" has the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and other similar terms refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Any reference in this Guaranty to any of the following documents includes any and all alterations, amendments, extensions, modifications, renewals, or supplements thereto or thereof, as applicable: the Loan Documents; the Credit Agreement; this Guaranty; the Environmental Certificate; the C/T Note; and the Revolving Credit Note.

2.  Guarantied Obligations. Guarantor hereby irrevocably and unconditionally guaranty to Beneficiaries, as and for its own debt, until final and indefeasible payment in full thereof has been made in cash or immediately available funds, (a) the due and punctual payment of the Guarantied Obligations, in each case when the same shall become due and payable, whether at maturity, pursuant to a mandatory payment requirement, by acceleration, or otherwise; it being the intent of Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection; and (b) the punctual and faithful performance, keeping, observance, and fulfillment by Borrower of all of the agreements, conditions, covenants, and obligations of Borrower contained in the Credit Agreement, the C/T Note, the Revolving Credit Note, the Environmental Certificate and under each of the other Loan Documents.

3.  Continuing Guaranty. This Guaranty includes Guarantied Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guarantied Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guarantied Obligations after prior Guarantied Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, Guarantor hereby waives any right to revoke this Guaranty as to future Indebtedness. If such a revocation is effective notwithstanding the foregoing waiver, Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received and acknowledged by Beneficiaries, (b) no such revocation shall apply to any Guarantied Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof to the extent permitted by law), (c) no such revocation shall apply to any Guarantied Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Beneficiaries in existence on the date of such revocation, (d) no payment by Guarantor, Borrower, or from any other source, prior to the date of such revocation shall reduce the maximum obligation of Guarantor hereunder, and (e) any payment by Borrower or from any source other than Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guarantied Obligations as to which the revocation is effective and which is not, therefore, guarantied hereunder.

4.  Performance under this Guaranty. In the event that Borrower fails to make any payment of any Guarantied Obligations on or before the due date thereof, or if Borrower shall fail to perform, keep, observe, or fulfill any other obligations referred to in clause (b) of Section 2 hereof in the manner provided in the Credit Agreement, the C/T Note, the Revolving Credit Note or the other Loan Documents, as applicable, Guarantor shall cause such payment to be made or each of such obligations to be performed, kept, observed, or fulfilled within five (5) Banking Business Days of Guarantor's receipt of written notice of such failure.

5.  Primary Obligations. This Guaranty is a primary and original obligation of Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions, including any change of law or any invalidity or irregularity with respect to the issuance of the Notes. Guarantor agrees that it is directly, jointly and severally with any other guarantor of the Guarantied Obligations, liable to Beneficiaries, that the obligations of Guarantor hereunder are independent of the obligations of Borrower or any other guarantor, and that a separate action may be brought against Guarantor, whether such action is brought against Borrower or any other guarantor whether Borrower or any such other guarantor is joined in such action. Guarantor agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Beneficiaries of whatever remedies they may have against Borrower or any other guarantor, or the enforcement of any lien or realization upon any security Beneficiaries may at any time possess. Guarantor agrees that any release which may be given by Beneficiaries to Borrower or any other guarantor shall not release Guarantor. Guarantor consents and agrees that Beneficiaries shall be under no obligation to marshal any property or assets of Borrower or any other guarantor in favor of Guarantor, or against or in payment of any or all of the Guarantied Obligations.

6.  Waivers.

a.  Except as otherwise expressly set forth herein, Guarantor hereby waives: (i) notice of acceptance hereof; (ii) notice of any Construction Disbursements, Borrowings, advances, loans or other financial accommodations made or extended under the Credit Agreement, or the creation or existence of any Guarantied Obligations; (iii) notice of the amount of the Guarantied Obligations, subject, however, to Guarantor's right to make inquiry of Agent Bank to ascertain the amount of the Guarantied Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of Borrower or of any other fact that might increase Guarantor's risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to the C/T Note, the Revolving Credit Note or any other instrument; (vi) notice of any Default or Event of Default under the Credit Agreement; and (vii) all other notices (except if such notice is specifically required to be given to Guarantor under this Guaranty or any other Loan Document to which Guarantor is party) and demands to which Guarantor might otherwise be entitled.

b.  To the fullest extent permitted by applicable law, Guarantor waives the right by statute or otherwise to require Beneficiaries to institute suit against Borrower or to exhaust any rights and remedies which Beneficiaries have or may have against Borrower. In this regard, Guarantor agrees that it is bound to the payment of each and all Guarantied Obligations, whether now existing or hereafter accruing, as fully as if such Guarantied Obligations were directly owing to Beneficiaries by Guarantor. Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guarantied Obligations shall have been fully and finally performed and indefeasibly paid) of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower in respect thereof.

c.  To the maximum extent permitted by law, Guarantor hereby waives: (i) any rights to assert against Beneficiaries any defense (legal or equitable), set-off, counterclaim, or claim which Guarantor may now or at any time hereafter have against Borrower or any other party liable to Beneficiaries; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guarantied Obligations or any security therefor; (iii) any defense arising by reason of any claim or defense based upon an election of remedies by Beneficiaries; (iv) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guarantied Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Guarantor's liability hereunder; and (v) any defense or benefit that may be derived from or afforded by law which limits the liability of or exonerates guaranties or sureties including, without limitation, the benefits of Nevada Revised Statutes §§40.430 - 40.459, 40.475 and 40.485 as permitted by Nevada Revised Statutes §40.495.

d.  Guarantor agrees that if all or a portion of the Indebtedness or this Guaranty is at any time secured by a deed of trust or mortgage covering interests in real property, Beneficiaries, in their sole discretion, without notice or demand and without affecting the liability of Guarantor under this Guaranty, may foreclose (pursuant to the terms of the Credit Agreement or otherwise) the deed of trust or mortgage and the interests in real property secured thereby by non-judicial sale. Guarantor understands that the exercise of Beneficiaries of certain rights and remedies contained in the Credit Agreement and any such deed of trust or mortgage may affect or eliminate Guarantor's right of subrogation against Borrower and that Guarantor may therefore incur a partially or totally non-reimbursable liability hereunder. Nevertheless, Guarantor hereby authorizes and empowers Beneficiaries to exercise, in their sole discretion, any rights and remedies, or any combination thereof, which may then be available, since it is the intent and purpose of Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Notwithstanding any foreclosure of the lien of any deed of trust or security agreement with respect to any or all of any real or personal property secured thereby, whether by the exercise of the power of sale contained therein, by an action for judicial foreclosure or by an acceptance of a deed in lieu of foreclosure, Guarantor shall remain bound under this Guaranty including its obligation to pay any deficiency following a non-judicial foreclosure.

e.  Guarantor also hereby waives any claim, right or remedy which Guarantor may now have or hereafter acquire against the Borrower that arises hereunder and/or from the performance by Guarantor hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Beneficiaries against the Borrower or any security which Beneficiaries now have or hereafter acquire, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

7.  Releases. Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing the obligations of Guarantor hereunder, Beneficiaries may, by action or inaction, compromise or settle, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the Credit Agreement, the Notes, or any of the other Loan Documents or may grant other indulgences to Borrower in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Credit Agreement, the Notes, or any of the other Loan Documents, or may, by action or inaction, release or substitute any other guarantor, if any, of the Guarantied Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guarantied Obligations (including the Collateral) or any other guaranty of the Guarantied Obligations, or any portion thereof.

8.  No Election. Beneficiaries shall have the right to seek recourse against Guarantor to the fullest extent provided for herein and no election by Beneficiaries to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Beneficiaries' right to proceed in any other form of action or proceeding or against other parties unless Beneficiaries have expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Beneficiaries under any document or instrument evidencing the Guarantied Obligations shall serve to diminish the liability of Guarantor under this Guaranty except to the extent that Beneficiaries finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

9.  Indefeasible Payment. The Guarantied Obligations shall not be considered indefeasibly paid for purposes of this Guaranty unless and until all payments to Beneficiaries are no longer subject to any right on the part of any person whomsoever, including Borrower, Borrower as a debtor in possession, or any trustee (whether appointed under the Bankruptcy Code or otherwise) of Borrower's assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be fraudulent or preferential. In the event that, for any reason, all or any portion of such payments to Beneficiaries is set aside or restored, whether voluntarily or involuntarily, after the making thereof, the obligation or part thereof intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made and Guarantor shall be liable for the full amount Beneficiaries are required to repay plus any and all costs and expenses (including attorneys' fees) paid by Beneficiaries in connection therewith.

10.  Financial Condition of Borrower and Guarantor.

a.  Guarantor represents and warrants to Beneficiaries that it is currently informed of the financial condition of Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guarantied Obligations. Guarantor further represents and warrant to Beneficiaries that it has read and understands the terms and conditions of the Credit Agreement, the Notes and the other Loan Documents. Guarantor hereby covenants that it will continue to keep itself informed of Borrower's financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guarantied Obligations.

b.  At all times until the occurrence of Bank Facilities Termination, Guarantor shall deliver to Agent Bank and each of the Lenders:

(i)  Promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication that shall have been sent to the stockholders of Guarantor. Lenders can obtain copies of all annual, regular, periodic and special reports (including, without limitation, each 10Q and 10K report) and registration statements which Guarantor shall have filed or be required to file with the Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, by accessing the EDGAR System of the Securities and Exchange Commission; and

(ii)  Promptly, and in any event within ten (10) days of the filing thereof, a copy of any substantive filing, report or other document filed by Borrower or Guarantor with the Gaming Authorities. Promptly after the same are available, copies of any written communication to Borrower or Guarantor from the Gaming Authorities advising them, or either of them, of a material violation of or non-compliance with, any Gaming Law by Borrower or Guarantor.

11.  Subordination. Any indebtedness of Borrower now or hereafter held by Guarantor is hereby subordinated to the indebtedness of Borrower to Beneficiaries; and from and after the occurrence of a Default or an Event of Default under the Credit Agreement and for so long as such a Default or Event of Default shall continue such indebtedness of Borrower to Guarantor shall be collected, enforced and received by Guarantor as trustee for Borrower and paid over to Beneficiaries on account of the indebtedness of Borrower to Beneficiaries but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

12.  Payments; Application. All payments to be made hereunder by Guarantor shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without deduction (whether for taxes or otherwise) or offset. All payments made by Guarantor hereunder shall be applied as follows: first, to all reasonable costs and expenses (including attorneys' fees) incurred by Beneficiaries in enforcing this Guaranty or in collecting the Guarantied Obligations; second, to all accrued and unpaid interest, premium, if any, and fees owing to Beneficiaries constituting Guarantied Obligations; and third, to the balance of the Guarantied Obligations.

13.  Costs and Expenses. Guarantor agrees to pay Beneficiaries' reasonable out-of-pocket costs and expenses, including, but not limited to, legal fees and disbursements, incurred in any effort (which shall include those incurred in investigations of and advising on matters relating to the Beneficiaries' rights and remedies) to collect or enforce any of sums owing under this Guaranty whether or not any lawsuit is filed. Until paid to the Beneficiaries' such sums will bear interest at the Default Rate set forth in the Credit Agreement.

14.  Costs to Prevailing Party. If any action or proceeding is brought by any party against any other party under this Guaranty, the prevailing party shall be entitled to recover such costs and attorney's fees as the court in such action or proceeding may adjudge reasonable.

15.  Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, sent by telefacsimile, telexed, or sent by courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telefacsimile or telex or five (5) Banking Business Days after deposit in the United States mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 15) shall be as set forth below, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties:

If to Guarantor:               Century Casinos, Inc.
                                1263 Lake Plaza Drive
Colorado Springs, CO 80906
Attn: Larry Hannappel, Sr.V.P.

With a copy to:         Doug Wright, Esq.
Faegre & Benson LLP
1700 Lincoln Street, Suite 3200
Denver, CO 80203

If to Beneficiaries
c/o Agent Bank:        Wells Fargo Bank, National Association
Commercial Banking Division
5340 Kietzke Lane, Suite 201
Reno, NV 89511
Attn: Ryan Edde, V.P.

With a copy to:         Timothy J. Henderson, Esq.
Henderson & Morgan, LLC
4600 Kietzke Lane, Suite K228
Reno, NV 89502

16.  Cumulative Remedies. No remedy under this Guaranty, under the Credit Agreement, the C/T Note, the Revolving Credit Note, or any Loan Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guaranty, under the Credit Agreement, the C/T Note, the Revolving Credit Note, or any other Loan Document, and those provided by law. No delay or omission by Beneficiaries to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of Beneficiaries to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise thereof or the exercise of any other right.

17.  Severability of Provisions. Any provision of this Guaranty which is prohibited or unenforceable under applicable law, shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

18.  Entire Agreement; Amendments. This Guaranty, together with the Credit Agreement, constitutes the entire agreement between Guarantor and Beneficiaries pertaining to the subject matter contained herein. This Guaranty may not be altered, amended, or modified, nor may any provisions hereof be waived or noncompliance therewith consented to, except by means of a writing executed by Guarantor and Beneficiaries. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

19.  Successors and Assigns. This Guaranty shall be binding upon Guarantor and its respective successors and assigns and shall inure to the benefit of the successors and assigns of Beneficiaries; provided, however, Guarantor shall not assign this Guaranty or delegate any of its duties hereunder without Beneficiaries' prior written consent and any unconsented to assignment shall be absolutely void. In the event of any assignment or other transfer of rights by Beneficiaries, the rights and benefits herein conferred upon Beneficiaries shall automatically extend to and be vested in such assignee or other transferee.

20.  Choice of Law and Venue; Service of Process. THE VALIDITY OF THIS GUARANTY, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF GUARANTOR AND BENEFICIARIES, SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST GUARANTOR WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEVADA, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, GUARANTOR ACCEPTS, FOR ITSELF AND IN CONNECTION WITH ITS ASSETS, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY FROM WHICH NO APPEAL HAS BEEN TAKEN OR IS AVAILABLE.

21.  Arbitration.

a.  Upon the request of any party, whether made before or after the institution of any legal proceeding, any action, dispute, claim or controversy of any kind (e.g., whether in contract or in tort, statutory or common law, legal or equitable) ("Dispute") now existing or hereafter arising between the parties in any way arising out of, pertaining to or in connection with the Credit Agreement, Loan Documents or any related agreements, documents, or instruments (collectively the "Documents"), may, by summary proceedings (e.g., a plea in abatement or motion to stay further proceedings), bring an action in court to compel arbitration of any Dispute.

b.  All Disputes between the parties shall be resolved by binding arbitration governed by the Commercial Arbitration Rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction.

c.  No provision of, nor the exercise of any rights under this arbitration clause shall limit the rights of any party, and the parties shall have the right during any Dispute, to seek, use and employ ancillary or preliminary remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting or foreclosing upon any property, real or personal, which is involved in a Dispute, or which is subject to, or described in, the Documents, including, without limitation, rights and remedies relating to: (i) foreclosing against any real or personal property collateral or other security by the exercise of a power of sale under the Security Documentation or other security agreement or instrument, or applicable law, (ii) exercising self-help remedies (including setoff rights) or (iii) obtaining provisional or ancillary remedies such as injunctive relief, sequestration, attachment, garnishment or the appointment of a receiver from a court having jurisdiction before, during or after the pendency of any arbitration. The institution and maintenance of an action for judicial relief or pursuit of provisional or ancillary remedies or exercise of self-help remedies shall not constitute a waiver of the right of any party, including the plaintiff, to submit the Dispute to arbitration nor render inapplicable the compulsory arbitration provision hereof.

22.  Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR AND EACH OF THE BENEFICIARIES EACH MUTUALLY HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS GUARANTY, OR IN ANY WAY CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE DEALINGS OF GUARANTOR AND BENEFICIARIES WITH RESPECT TO THIS GUARANTY, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR AND EACH OF THE BENEFICIARIES EACH MUTUALLY HEREBY AGREE THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDINGS SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT THE DEFENDING PARTY MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF THE COMPLAINING PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Guaranty as of the day and year first written above.

CENTURY CASINOS, INC., a Delaware corporation By /s/ Larry Hannappel Larry Hannappel, Senior Vice President